Exhibit 99.1

Texas Pacific Land Trust Files Lawsuit Against Eric Oliver for Securities Law Violations

Postpones Special Meeting to Provide Shareholders the Opportunity to Vote on a Fully Informed Basis

DALLAS (May 21, 2019) – Texas Pacific Land Trust (NYSE: TPL) (the “Trust”) today announced that it has filed a lawsuit (the “Lawsuit”) in the United States District Court for the Northern District of Texas against Eric L. Oliver for violations of federal securities laws in connection with the proxy contest Mr. Oliver initiated to be elected as a trustee of TPL. The Trust also announced that the special meeting of shareholders previously scheduled to be convened on May 22, 2019, and to be adjourned until June 6, 2019, has been postponed until further notice.

The Lawsuit alleges that Mr. Oliver made material misstatements and failed to disclose material information relevant to shareholders and that Mr. Oliver has acted in concert with an undisclosed group including Santa Monica Partners, Universal Guaranty Life Insurance Company and potentially other third parties. The declaratory and injunctive relief sought in the Lawsuit seeks to compel Mr. Oliver to provide complete and accurate information about his actions and his past in order to allow shareholders to make a fully informed decision.

“We have repeatedly raised serious questions about Mr. Oliver’s background and potential conflicts of interest, to which he has refused to provide an adequate reply,” said Trustee David E. Barry. “Election of an unqualified or conflicted trustee could cause significant harm to the Trust and its shareholders, so we have no choice but to ask the Court to help us protect shareholders’ interests. We have postponed the special meeting to ensure that shareholders have the opportunity to cast a fully informed vote.”

Shareholders will be notified of the exact date, time, and location of the rescheduled Special Meeting at a later date.

Sidley Austin LLP is representing the Trust.

Forward-Looking Statements

This release may contain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this release, other than statements of historical fact, are “forward-looking statements” for purposes of these provisions, including statements regarding Texas Pacific’s future operations and prospects, the markets for real estate in the areas in which Texas Pacific owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competitions, management’s intent, beliefs or current expectations with respect to Texas Pacific’s future financial performance and other matters. Texas Pacific cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements and other written communications, as well as oral statements made from time to time by representatives of Texas Pacific. The following factors, as well as any other cautionary language included in this release, provide examples of risks, uncertainties and events beyond our control that may cause Texas Pacific’s actual results to differ materially from the expectations Texas Pacific describes in such forward-looking statements: global economic conditions; market prices of oil and gas; the demand for water services by operators in the Permian Basin; the impact of government regulation; the impact of competition; the continued service of key management personnel; and other risks and uncertainties disclosed in Texas Pacific’s annual reports on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Contacts:

Media:

Abernathy MacGregor

Sydney Isaacs / Jeremy Jacobs

(713) 343-0427 / (212) 371-5999

sri@abmac.com / jrj@abmac.com

Investor Relations:

MacKenzie Partners

Paul Schulman / David Whissel

(212) 929-5500 or (800) 322-2885

pschulman@mackenziepartners.com

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